UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 27, 2020

NeuBase Therapeutics, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35963	46-5622433
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Technology Drive, Pittsburgh, PA	15219
(Address of Principal Executive Offices)	(Zip Code)

(646) 450-1790
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NBSE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Announcement of Preclinical Data

On March 31, 2020, NeuBase Therapeutics, Inc. (the “Company”) conducted a webcasted conference call to discuss positive preclinical data from its pharmacokinetic studies in non-human primates and in vitro pharmacodynamic data in patient-derived cell lines. The presentation materials for the conference call and the press release related to these data are furnished herewith as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K (this “Current Report”). The conference call will be archived and accessible at https://ir.neubasetherapeutics.com/ for approximately thirty days following the conference call.

Notification of Compliance with Nasdaq Rule 5250(c)(1)

On March 27, 2020, Nasdaq notified the Company that it had regained compliance with Listing Rule 5250(c)(1) upon the filing of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2019 with the U.S. Securities and Exchange Commission on March 26, 2020.

The information contained in this Item 7.01 of this Current Report, including Exhibits 99.1 and 99.2 hereto, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Item 7.01 of this Current Report.

Item 8.01	Other Events.

On March 31, 2020, the Company announced positive preclinical data from its pharmacokinetic studies in non-human primates and in vitro pharmacodynamic data in patient-derived cell lines. A copy of the press release related to these data is furnished in Item 7.01 as Exhibit 99.2 to this Current Report, and the third, fourth and fifth paragraphs of the press release are incorporated by reference in this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Preclinical Data Conference Call Presentation Materials for conference call held on March 31, 2020.
99.2	Press Release, dated March 31, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUBASE THERAPEUTICS, INC. (Registrant)

Date: March 31, 2020	By:	/s/ Sam Backenroth
Sam Backenroth
Chief Financial Officer